UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
___________________________
Date of Report (Date of Earliest Event Reported):
October 19, 2005 (October 14, 2005)
S1 CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24931	58-2395199

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3500 Lenox Road, Suite 200, Atlanta, GA 30326
(Address of Principal Executive Offices, including Zip Code)
(404) 923-3500
(Registrant’s Telephone Number, including Area Code)
(Former Name, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 14, 2005, Thomas P. Johnson, Jr. was appointed by the Board of Directors of S1 Corporation (the “Company”) to serve as a Director of the Company. There is no arrangement or understanding pursuant to which Mr. Johnson was selected as a director, and there are no related party transactions between the Company and Mr. Johnson. Mr. Johnson is not expected to serve on any committees of the Company’s Board of Directors at this time.
     The Company issued a press release regarding Mr. Johnson’s appointment as a Director on October 19, 2005, which is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1	Press release dated October 19, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION
(Registrant)
/s/ Richard P. Dobb
Richard P. Dobb
Vice President, General Counsel and Secretary

Date: October 19, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the Company dated October 19, 2005.